Loss per share (Tables)	12 Months Ended
Sep. 30, 2024
Net loss per share
Schedule of basic and diluted net loss per share attributable to common stockholders

	2024	2023
Numerator:
Net loss	(59,435)	(15,128)
Denominator:
Weighted average number of common shares outstanding (basic and diluted)	12,559,264	12,388,467

Net loss per share attributable to common stockholder, basic	$(4.73)	$(1.22)
Net loss per share attributable to common stockholder, diluted	$(4.73)	$(1.22)